Exhibit 10.2
FORM OF
INDEMNIFICATION AGREEMENT
This Indemnification Agreement, dated as of [DATE] (this "Agreement"), is made by and between Gannett Co., Inc., a Delaware corporation (the "Company"), and [INDEMNITEE] ("Indemnitee").
WHEREAS, the Delaware General Corporation Law (the "DGCL") provides that the business and affairs of a corporation shall be managed by or under the direction of its board of directors;
WHEREAS, pursuant to the DGCL, significant authority with respect to the management of the Company has been delegated to the officers of the Company;
WHEREAS, the board of directors of the Company (the "Board") has determined that enhancing the ability of the Company to attract and retain as directors and officers the most capable persons is in the best interests of the Company, and in light of the litigation costs and risks to directors and officers of public companies resulting from their service to companies, therefore it is reasonable, prudent and necessary that the Company should seek to assure such persons that indemnification and insurance coverage is available;
WHEREAS, Indemnitee is a director and/or officer of the Company;
WHEREAS, the Company's Amended and Restated Certificate of Incorporation, as amended from time to time ("Certificate of Incorporation") and Amended and Restated Bylaws, as amended from time to time ("Bylaws") require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law and the Indemnitee has been serving and will serve as a director and/or officer of the Company in part in reliance on such Certificate of Incorporation and Bylaws;
WHEREAS, the parties intend that any rights the Indemnitee may have from Indemnitee-Related Entities (as defined herein) shall be secondary to the primary obligation of the Company to indemnify and hold harmless the Indemnitee under this Agreement; and
WHEREAS, in recognition of the need to provide Indemnitee with substantial protection against personal liability, in order to enhance Indemnitee's ability to serve the Company in an effective manner, and in order to provide Indemnitee with specific contractual assurance that the protection promised by the Company's Certificate of Incorporation and Bylaws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Certificate of Incorporation and Bylaws or any change in the composition of the Company's Board or any change-in-control or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of Expenses (as defined below in Section 1(d)) to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.
NOW, THEREFORE, in consideration of the preceding recitals and of Indemnitee agreeing to serve or continuing to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Certain Definitions. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement:
(a)    Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other entity other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.
(b)    Claim: includes any threatened, asserted, pending or completed demand, action, suit or proceeding, whether civil, criminal, administrative, investigative or other, including any arbitration or other alternative dispute resolution mechanism, or any appeal of any kind thereof, and any threatened, pending or completed inquiry or investigation, whether made, instituted or conducted by (or in the right of) the Company or any governmental agency or any other person or entity, in which Indemnitee was, is, may be or will be involved as a party, witness or otherwise.
(c)    ERISA: means the Employee Retirement Income Security Act of 1974, as amended.
(d)    Expenses: include all reasonable attorneys' fees and all other direct or indirect costs, expenses and obligations, including judgments, fines, penalties, interest, appeal bonds, amounts paid in settlement with the approval of the Company, and counsel fees and disbursements (including, without limitation, reasonable experts' fees, court costs, retainers, appeal bond premiums, transcript fees, duplicating costs, printing and binding costs, as well as telecommunications, postage and courier charges) paid or payable in connection with investigating, prosecuting, defending, being a witness in or participating in (including on appeal), or preparing to investigate, prosecute, defend, be a witness in or participate in (including on appeal), any Claim relating to any Indemnifiable Event, and shall include (without limitation) all reasonable attorneys' fees and all other expenses incurred by or on behalf of an Indemnitee in connection with preparing and submitting any requests or statements for indemnification, advancement or any other right provided by this Agreement (including, without limitation, such fees or expenses incurred in connection with legal proceedings contemplated by Section 2(d) hereof).
(e)    Indemnifiable Amounts: means (i) any and all losses, liabilities, Expenses, damages, judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such losses, liabilities, Expenses, damages, judgments, fines, penalties, ERISA excise taxes or amounts paid in settlement) arising out of or resulting from any Claim relating to an Indemnifiable Event, (ii) any liability pursuant to a loan guaranty or otherwise, for any indebtedness of the Company or any subsidiary of the Company, including, without limitation, any indebtedness which the Company or any subsidiary of the Company has assumed or taken subject to, and (iii) any liabilities which an Indemnitee incurs as a result of acting on behalf of the Company (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the United States Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise).
(f)    Indemnifiable Event: means any event or occurrence, whether occurring before, on or after the date of this Agreement, related to the fact that Indemnitee is or was a director and/or officer or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, manager, member, partner, tax matter partner, trustee, agent, fiduciary or similar capacity, of another company, corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other entity or enterprise, or by reason of anything done or not done by Indemnitee in any such capacity (in all cases whether or not Indemnitee is acting or serving in any such capacity or has such status at the time any Indemnifiable Amount is incurred for which indemnification, advancement or any other right can be provided by this Agreement). The term "Company" where the context requires when used in this Agreement, may be construed to include such other company, corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other entity or enterprise.
(g)    Indemnitee-Related Entities: means any company, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity or enterprise (other than the Company or any other company, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity or enterprise Indemnitee has agreed, on behalf of the Company or at the Company's request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in this Agreement) from whom an Indemnitee may be entitled to indemnification or advancement of Expenses with respect to which, in whole or in part, the Company may also have an indemnification or advancement obligation.
(h)    Independent Legal Counsel: means an attorney or firm of attorneys (following a Change in Control, selected in accordance with the provisions of Section 3 hereof) who is experienced in matters of corporate law and who (i) shall not have otherwise performed or been retained to perform services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements) or (ii) shall not have been retained to represent, within the last five years, any other named (or, as to a threatened matter, reasonably likely to be named) party to the Indemnifiable Event giving rise to the Claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.
(i)    Jointly Indemnifiable Claim: means any Claim for which the Indemnitee may be entitled to indemnification from both an Indemnitee-Related Entity and the Company pursuant to applicable law, any indemnification agreement or the certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Company and an Indemnitee-Related Entity.
(j)    Reviewing Party: means any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.
(k)    Voting Securities: means any securities of the Company which vote generally in the election of directors.

2.Indemnification Obligation; Advancement of Expenses.
(a)In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee, or cause Indemnitee to be indemnified, to the fullest extent permitted by the laws of the State of Delaware, as such laws are in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, as soon as practicable but in any event within thirty (30) days after written demand is presented to the Company, and hold Indemnitee harmless against any and all Indemnifiable Amounts.
(b)If so requested by Indemnitee, the Company shall advance, or cause to be advanced (within fifteen business days of such request), any and all Expenses incurred by Indemnitee (an "Expense Advance"). The Company shall, in accordance with such request (but without duplication), either (i) pay, or cause to be paid, such Expenses on behalf of Indemnitee, or (ii) reimburse, or cause the reimbursement of, Indemnitee for such Expenses. Subject to Section 2(d), Indemnitee's right to an Expense Advance is absolute and shall not be subject to any prior determination by the Reviewing Party that the Indemnitee has satisfied any applicable standard of conduct for indemnification.
(c)Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification or advancement of Expenses pursuant to this Agreement in connection with any Claim initiated by Indemnitee unless (i) the Company has joined in or the Board has authorized or consented to the initiation of such Claim or (ii) the Claim is one to enforce Indemnitee's rights under this Agreement.
(d)Notwithstanding the foregoing, (i) the indemnification obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written legal opinion, in any case in which the Independent Legal Counsel is involved as required by Section 3 hereof) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(b) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines (in a written legal opinion, in any case in which the Independent Legal Counsel is involved as required by Section 3 hereof) that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid (it being understood and agreed that the foregoing agreement by Indemnitee shall be deemed to satisfy any requirement that Indemnitee provide the Company with an undertaking to repay any Expense Advance if it is ultimately determined that the Indemnitee is not entitled to indemnification under applicable law); provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's undertaking to repay such Expense Advances shall be unsecured and interest-free. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board, and if there has been such a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party within thirty (30) days after written demand is presented to the Company or if the Reviewing Party determines that Indemnitee would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York or the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

3. Change in Control. The Company agrees that if there is a Change in Control then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement, or any provision of the Company's Certificate of Incorporation or the Bylaws now or hereafter in effect, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably delayed, conditioned or withheld). Such counsel, among other things, shall render its written opinion to the Company, with a copy delivered to Indemnitee, as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
4. Indemnification for Additional Expenses. The Company shall indemnify, or cause the indemnification of, Indemnitee against any and all Expenses and, if requested by Indemnitee, shall advance such Expenses to Indemnitee subject to and in accordance with Section 2(b), which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or an Expense Advance by the Company under this Agreement or any provision of the Company's Certificate of Incorporation or the Bylaws now or hereafter in effect and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advance or insurance recovery, as the case may be; provided that Indemnitee shall be required to reimburse such Expenses in the event that a final judicial determination is made (as to which all rights of appeal therefrom have been exhausted or lapsed) that such action brought by Indemnitee, or the defense by Indemnitee of an action brought by the Company or any other person, as applicable, was frivolous or not made in good faith.
5. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses or other Indemnifiable Amounts in respect of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.
6. Presumption of Entitlement. To the extent permitted by applicable law, in connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder the Reviewing Party, court, any finder of fact or other relevant person shall presume that the Indemnitee has satisfied the applicable standard of conduct and is entitled to indemnification under this Agreement, and the burden of proof shall be on the Company (or any other person or entity disputing such conclusions) to establish, by clear and convincing evidence, that Indemnitee is not so entitled.

7. Reliance as Safe Harbor. For purposes of this Agreement, Indemnitee shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company if Indemnitee's actions or omissions to act are taken in good faith reliance upon the records of the Company, including its financial statements, or upon information, opinions, reports or statements furnished to Indemnitee by the officers or employees of the Company in the course of their duties, or by committees of the Board, or by any other person (including legal counsel, accountants and financial advisors) as to matters Indemnitee reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. In addition, the knowledge and/or actions, or failures to act, of any director, officer, agent or employee of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnity hereunder.
8. No Other Presumptions. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement), of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.
9. Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation, the Bylaws, the Delaware General Corporation Law, any other contract or otherwise; provided, however, to the extent that (i) a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Certificate of Incorporation, the Bylaws or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change and (ii) there is a conflict or inconsistency between the terms of this Agreement, the Company's Certificate of Incorporation or the Bylaws, it is the intent of the parties hereto that the Indemnitee shall enjoy the greater benefits regardless of whether contained herein or in the Company's Certificate of Incorporation or the Bylaws. No amendment or alteration of the Company's Certificate of Incorporation or the Bylaws or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

10. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for the Company's directors and officers. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of an action, suit or proceeding, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.
11. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.
12. Amendments and Waivers. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
13. Entire Agreement. This Agreement constitutes the entire agreement between Indemnitee and the Company and supersedes any previous representations, understandings, discussions, or agreements between the parties as to the subject matter hereof. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement.
14. Subrogation. Subject to Section 15 hereof, in the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers reasonably required and shall do everything that may be reasonably necessary to evidence and secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. The Company shall pay or reimburse all Expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.
15. Jointly Indemnifiable Claims. Given that certain Jointly Indemnifiable Claims may arise due to the relationship between the Indemnitee-Related Entities and the Company and the service of the Indemnitee as a director and/or officer of the Company at the request of the Indemnitee-Related Entities, the Company acknowledges and agrees that the Company shall be fully and primarily responsible for the payment to the Indemnitee in respect of indemnification and advancement of expenses in connection with any such Jointly Indemnifiable Claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnitee may have from the Indemnitee-Related Entities. Under no circumstance shall the Company be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of recovery the Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company hereunder. In the event that any of the Indemnitee-Related Entities shall make any payment to the Indemnitee in respect of indemnification or advancement of Expenses with respect to any Jointly Indemnifiable Claim, the Company agrees that such payment or advancement shall not extinguish or affect in any way the rights of the Indemnitee under this Agreement and further agrees that the Indemnitee-Related Entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Company. Each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 15, entitled to enforce this Section 15 against the Company as though each such Indemnitee-Related Entity were a party to this Agreement.
16. No Duplication of Payments. Subject to Section 15 hereof, the Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, or any provision of the Company's Certificate of Incorporation or the Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.
17. Defense of Claims. The Company shall be entitled to participate in the defense of any Claim relating to an Indemnifiable Event or to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee; provided that if Indemnitee believes, after consultation with counsel selected by Indemnitee, that (i) the use of counsel chosen by the Company to represent Indemnitee would present such counsel with an actual or potential conflict of interest, (ii) the named parties in any such Claim (including any impleaded parties) include both the Company, or any subsidiary of the Company, and Indemnitee, and Indemnitee concludes that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Company or any subsidiary of the Company, or (iii) any such representation by such counsel would be precluded under the applicable standards of professional conduct then prevailing, then Indemnitee shall be entitled to retain separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any particular Claim) at the Company's expense. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any Claim relating to an Indemnifiable Event effected without the Company's prior written consent. The Company shall not, without the prior written consent of the

Indemnitee, effect any settlement of any Claim relating to an Indemnifiable Event which the Indemnitee is or could have been a party unless such settlement solely involves the payment of money and includes a complete and unconditional release of Indemnitee from all liability on all claims that are the subject matter of such Claim. Neither the Company nor Indemnitee shall unreasonably withhold, condition or delay its or his or her consent to any proposed settlement; provided that Indemnitee may withhold consent to any settlement that does not provide a complete and unconditional release of Indemnitee. In no event shall Indemnitee be required to waive, prejudice or limit attorney-client privilege or work-product protection or other applicable privilege or protection.
18. No Adverse Settlement. The Company shall not seek, nor shall it agree to, consent to, support, or agree not to contest any settlement or other resolution of any Claim(s), or settlement or other resolution of any other claim, action, proceeding, demand, investigation or other matter that has the actual or purported effect of extinguishing, limiting or impairing Indemnitee's rights hereunder, including without limitation the entry of any bar order or other order, decree or stipulation, pursuant to 15 U.S.C. § 78u-4 (the Private Securities Litigation Reform Act), or any similar foreign, federal or state statute, regulation, rule or law.
19. Successors and Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, (including any direct or indirect successor or continuing company by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee and his or her counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer and/or director of the Company or of any other entity or enterprise at the Company's request.
20. Security. To the extent requested by Indemnitee and approved by the Board, the Company may at any time and from time to time provide security to Indemnitee for the obligations of the Company hereunder through an irrevocable bank line of credit, funded trust or other collateral or by other means. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of such Indemnitee.
21. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to the terms of this Agreement.
22. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either in law or at equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

23. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written document and shall be deemed to have been duly given when delivered in person, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated on the signature pages of this Agreement or in writing by such party to the other parties, except that notices of changes of address will be effective only upon receipt:

(a)    If to the Company, to:
Gannett Co., Inc.
175 Sully’s Trail, Suite 203
Pittsford, New York 14534-0456
Attention: Chief Legal Officer

    (b)    If to the Indemnitee, to the address set forth on the signature page hereto.
24. Counterparts; Electronic Delivery. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto, to the extent signed and delivered by means of electronic transmission, including via facsimile machine or email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Neither party hereto or to any such agreement or instrument shall raise the use of electronic transmission, including via facsimile machine or email, to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission, including via facsimile machine or email, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
25. Headings and Construction. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof. Words of any gender used in this Agreement include all other genders. As used herein, "business day" means any day other than Saturday, Sunday or a United States federal holiday.
26. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.
27. Further Action. The parties shall execute and deliver such documents, provide such information, and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, Indemnitee has executed and the Company has caused its duly authorized representative to execute this Agreement as of the date first above written.

                            GANNETT CO., INC.

____________________________________
                            Name:
                            Title:

                            INDEMNITEE

___________________________________
                            Name:
                            Address: ___________________
                                 ___________________
                                 ___________________

[Signature page to Indemnification Agreement]